UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 21, 2020

UNITED STATES OIL FUND, LP

(Exact name of registrant as specified in its charter)

Delaware	001-32834	20-2830691
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, California 94596

(Address of principal executive offices) (Zip Code)

(510) 522-9600

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Shares of United States Oil Fund, LP	USO	NYSE Arca, Inc.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

United States Oil Fund, LP (“USO”) was named as a defendant in a complaint dated August 10, 2020 (docketed August 19, 2020), filed by purported shareholder Darshan Mehan, asserted derivatively on behalf of USO, against defendants United States Commodity Funds LLC (“USCF”), John P. Love, Stuart P. Crumbaugh, Nicholas D. Gerber, Andrew F Ngim, Robert L. Nguyen, Peter M. Robinson, Gordon L. Ellis, Malcolm R. Fobes III, and USO as a nominal defendant. The complaint is pending in the Superior Court of the State of California for the County of Alameda as Case No. RG20070732.

The complaint alleges that the defendants breached their fiduciary duties to USO and that USCF failed to act in good faith in connection with a March 19, 2020 offering and certain extraordinary market conditions that caused demand for oil to fall precipitously, including the COVID-19 global pandemic and the Saudi Arabia-Russia oil price war. The plaintiff alleges that the defendants possessed inside knowledge about the consequences of these converging adverse events on USO and did not sufficiently acknowledge them until after USO suffered losses and was allegedly forced to abandon its investment strategy. The complaint seeks compensatory damages at an amount be determined at trial, restitution, equitable relief, attorney’s fees and costs.

USCF, USO and the other defendants intend to vigorously contest such claims and move for their dismissal.

USO previously reported the filing of a putative class action against USO and certain of its officers summarized in the Current Reports on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on June 23, 2020 and July 14, 2020. USO may have additional actions filed against it based on similar allegations as those that were made in the putative class actions and the shareholder derivative complaint that have been reported. The class actions and shareholder derivative complaint that have been reported to date, as well as any additional actions or complaints including similar allegations, will be reported, to the extent material, in USO’s quarterly report on Form 10-Q for fiscal quarter ended September 30, 2020 to be filed with the SEC.

On August 19, 2020, USCF, USO and John Love received a “Wells Notice” (the “Wells Notice”) from the staff of the U.S. Commodity Futures Trading Commission (the “CFTC”). The Wells Notice states that the CFTC staff has made a preliminary determination to recommend that the CFTC file an enforcement action against USCF, USO, and Mr. Love alleging violations of Sections 4o(1)(A) and (B) and 6(c)(1) of the Commodity Exchange Act, 7 U.S.C. §§ 6o(1)(A), (B), 9(1) (2018), and CFTC Regulations 4.26, 4.41, and 180.1(a), 17 C.F.R. §§ 4.26, 4.41, 180.1(a) (2019), in each case with respect to its disclosures and USO’s actions.

A Wells Notice is neither a formal charge of wrongdoing nor a final determination that the recipient has violated any law. USCF, USO, and Mr. Love maintain that USO’s disclosures and their actions were appropriate. They intend to vigorously contest the allegations made by the CFTC staff in the Wells Notice and expect to engage in a dialogue with the CFTC staff regarding this matter.

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Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements”, including statements regarding any future litigation involving USO, which generally relate to future events or future performance. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential” or the negative of these terms or other comparable terminology. All statements (other than statements of historical fact) included in this Current Report on Form 8-K that address activities, events or developments that will or may occur in the future are forward-looking statements. These statements are only predictions. Actual events or results may differ materially. These statements are based upon certain assumptions and analyses USO and USCF have made based on expected future developments, as well as other factors appropriate in the circumstances. Whether or not actual results and developments will conform to USO’s and USCF’s expectations and predictions, however, is subject to a number of risks and uncertainties, including, but not limited to; those discussed in USO’s filings with the SEC; changes in inflation in the United States; movements in U.S. and foreign currencies; significant market volatility in the crude oil markets and futures markets attributable to the coronavirus (COVID-19) pandemic, disputes among oil-producing countries over the potential limits on the production of crude oil, a corresponding collapse in demand for crude oil and a lack of on-land storage for crude oil; uncertainties associated with the impact from the COVID-19 pandemic, including its impact on the global and U.S. capital markets and the global and U.S. economy, the length and duration of the COVID-19 outbreak in the United States as well as worldwide and the magnitude of the economic impact of that outbreak, the effect of the COVID-19 pandemic on USO’s business prospects, including its ability to achieve its objectives, and the effect of the disruptions caused by the COVID-19 pandemic on our ability to continue to effectively manage our business. Consequently, all the forward-looking statements made in this Current Report on Form 8-K are qualified by these cautionary statements, and there can be no assurance that the actual results or developments USO and USCF anticipates will be realized or, even if substantially realized, that they will result in the expected consequences to, or have the expected effects on, USO’s operations or the value of the shares.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES OIL FUND, LP
	By:	United States Commodity Funds LLC, its general partner

Date: August 21, 2020	By:	/s/ John P. Love
	Name:	John P. Love
	Title:	President and Chief Executive Officer